UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 14, 2015

PHYSICIANS REALTY TRUST

(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation or organization)	001-36007 (Commission File Number)	46-2519850 (I.R.S. Employer Identification No.)

735 N. Water Street, Suite 1000 Milwaukee, Wisconsin (Address of principal executive offices)	53202 (Zip Code)

Registrant’s telephone number, including area code: (414) 978-6494

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On January 14, 2015, the Company and the Operating Partnership entered into an Underwriting Agreement (the “Underwriting Agreement”) with KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters named therein (the “Underwriters”), for an offering of 16,500,000 common shares of beneficial interest of the Company, which were registered pursuant to the Registration Statement on Form S-3 (File No. 333-197842), that was declared effective August 19, 2014 (the “Registration Statement”). The Underwriters exercised their option to purchase additional common shares in full, so the total number of common shares to be issued in the offering is 18,975,000. The offering is expected to close on January 21, 2015, subject to the satisfaction of customary closing conditions. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and the description of the Underwriting Agreement contained herein is qualified in its entirety by reference to such exhibit.

The offering was made pursuant to the prospectus supplement, dated January 14, 2015, and accompanying prospectus, dated August 19, 2014, filed with the Commission pursuant to Rule 424(b) of the Securities Act of 1933. The following documents are being filed with this Current Report on Form 8-K and are incorporated by reference into the Registration Statement: (i) the Underwriting Agreement; (ii) a validity opinion with respect to the common shares; and (iii) an opinion with respect to tax matters.

Item 9.01. Financial Statement and Exhibits.

(d) Exhibits

1.1

Underwriting Agreement, dated January 14, 2015, among Physicians Realty Trust, Physicians Realty L.P. and KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters

5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 16, 2015	PHYSICIANS REALTY TRUST

	By:	/s/ John T. Thomas
John T. Thomas
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1

Underwriting Agreement, dated January 14, 2015, among Physicians Realty Trust, Physicians Realty L.P. and KeyBanc Capital Markets Inc., Morgan Stanley & Co. LLC and RBC Capital Markets, LLC, as representatives of the several underwriters

5.1	Opinion of Venable LLP
8.1	Opinion of Baker & McKenzie LLP with respect to tax matters
23.1	Consent of Venable LLP (included in Exhibit 5.1)
23.2	Consent of Baker & McKenzie LLP (included in Exhibit 8.1)